Loans - Schedule of Future Loan Obligations According to the Terms of the Loan (Details)	Oct. 31, 2025 JPY (¥)	Oct. 31, 2025 USD ($)	Apr. 30, 2025 JPY (¥)
Schedule of Future Loan Obligations According to the Terms of the Loan [Abstract]
Remainder of 2026	¥ 7,602,000	$ 49,348
2027	15,204,000	98,695
2028	8,687,000	56,391
2029	5,004,000	32,483
2030	4,964,000	32,223
Thereafter
Total	¥ 41,461,000	$ 269,140	¥ 49,063,000